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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 26, 2005

                          WORLD ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

           South Carolina                  0-19599             57-0425114
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    (State or other jurisdiction         (Commission         (IRS Employer
          of incorporation)              File Number)      Identification No.)

   108 Frederick Street, Greenville, South Carolina               29607
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (864) 298-9800

                                       n/a
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01  REGULATION FD DISCLOSURE.

On April 26, 2005, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its fourth fiscal quarter and year ended March 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        Exhibit Number    Description of Exhibit
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        99.1              Press release issued April 26, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WORLD ACCEPTANCE CORPORATION
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                                                         (Registrant)

Date: April 26, 2005

                                              By: /s/ A. Alexander McLean, III
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                                                  A. Alexander McLean, III
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit       Description
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99.1          Press Release dated April 26, 2005